                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                             POTLATCH CORPORATION

                               Offer to Exchange

              10.00% Senior Subordinated Notes due July 15, 2011, which have been registered under the Securities Act of 1933, as amended, for any and all outstanding 10.00% Senior Subordinated Notes due July 15, 2011
              pursuant to the Prospectus, dated October  , 2001.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON NOVEMBER , 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER , 2001.

DELIVERY TO: U.S. BANK TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT

          By Mail               By Overnight Courier or       By Facsimile:
                                         Hand:

U.S. Bank Trust National Asso-
            ciation              U.S. Bank Trust National Association          (651) 244-8161
   Corporate Trust Services              180 East Fifth Street
        P.O. Box 64111                    St. Paul, MN 55101                      Confirm:
    St. Paul, MN 55164-0111     Attention: Specialized Finance Services        (651) 244-1537
                                       Mail Station: STPFT 0414

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   The undersigned acknowledges receipt of the Prospectus, dated October , 2001 (the "Prospectus"), of Potlatch Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of 10.00% Senior Subordinated Notes due July 15, 2011 of the Company (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended, for an equal principal amount of the outstanding 10.00% Senior Subordinated Notes due July 15, 2011 (the "Original Notes") of the Company. U.S. Bank Trust National Association is the exchange agent for the Exchange Offer (the "Exchange Agent").

   For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will accrue interest at the rate of 10.00% per annum from June 29, 2001. Interest on the Exchange Notes is payable on January 15 and July 15 of each year commencing January 15, 2002.

   The Company reserves the right, in accordance with applicable law, at any time: (i) to delay the acceptance of the Original Notes; (ii) to terminate the Exchange Offer if the Company determines that any of the conditions to the Exchange Offer have not occurred or have not been satisfied; (iii) to extend the Expiration Date of the Exchange Offer and keep all Original Notes tendered other than those Original Notes properly withdrawn; and (iv) to waive any condition or amend the terms of the Exchange Offer. If the Company materially changes the Exchange Offer, or if the Company waives a material condition of the Exchange Offer, the Company will promptly distribute a prospectus supplement to the holders of the Original Notes disclosing the change or waiver. The Company also will extend the Exchange Offer as required by Rule 14e-1 under the Securities Exchange Act of 1934, as amended. If the Company exercises any of the rights listed above, it will promptly give oral or written notice of the action to the Exchange Agent and will issue a release to an appropriate news agency. In the case of an extension, an announcement will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

   This Letter is to be completed by a holder of Original Notes either if Original Notes are to be forwarded herewith or if a tender of Original Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the "Exchange Offer" section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry transfer of their Original Notes into the Exchange Agent's account at DTC and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in the "Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. Holders who tender their Original Notes using the DTC ATOP procedures described on page 3 need not submit this Letter.

   The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

 DESCRIPTION OF ORIGINAL
          NOTES                  1          2         3
------------------------------------------------------------
Name(s) and Address(es) of              Amount of
   Registered Holder(s)     Certificate Original    Amount
(Please fill in, if blank)  Number(s)*  Note(s)   Tendered**
------------------------------------------------------------

                            --------------------------------

                            --------------------------------
------------------------------------------------------------

  * Need not be completed if Original Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[_]CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution ______________________________________________

   Account Number      Transaction Code Number ________________________________

   By crediting Original Notes to the Exchange Agent's Account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Original Notes, all provisions of this Letter applicable to it and such beneficial owner as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[_]CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s) ____________________________________________

   Window Ticket Number (if any) ______________________________________________

   Date of Execution of Notice of Guaranteed Delivery _________________________

   Name of Institution Which Guaranteed Delivery ______________________________

   IF DELIVERED BY DTC, COMPLETE THE FOLLOWING:

   Account Number      Transaction Code Number ________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: ______________________________________________________________________

   Address: ___________________________________________________________________

   If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and it has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to the tendered Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Original Notes for transfer on the books of the Company, and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.

   The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby, (2) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (3) the Original Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

   The undersigned also acknowledges that this Exchange Offer is being made based on the Company's understanding of an interpretation by the staff of the United States Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Original Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (1) may not rely on the applicable interpretations of the staff of the SEC, (2) will not be entitled to tender its Original Notes in the Exchange Offer and (3) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange

Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the "Exchange Offer-Withdrawal Rights" section of the Prospectus.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

   THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTION


     (See Instructions 3 and 4)                (See Instructions 3 and 4)


    To be completed ONLY if                   To be completed ONLY if
 certificates for Original Notes           certificates for Original Notes
 not exchanged and/or Exchange             not exchanged and/or Exchange
 Notes are to be issued in the name        Notes are to be sent to someone
 of and sent to someone other than         other than the person(s) whose
 the person(s) whose signature(s)          signature(s) appear(s) on this
 appear(s) on this Letter below, or        Letter below or to such person(s)
 if Original Notes delivered by            at an address other than shown in
 book-entry transfer which are not         the box entitled "Description of
 accepted for exchange are to be           Original Notes" on this Letter
 returned by credit to an account          above.
 maintained at DTC other than the
 account indicated above.

                                           Deliver Exchange Notes and/or
                                           Original

 Issue Exchange Notes and/or               Notes to:
 Original Notes to:


                                           Name(s): __________________________
 Name(s): __________________________                (Please Type or Print)

       (Please Type or Print)

                                           Address: __________________________

 Address: __________________________       ___________________________________

 ___________________________________       ___________________________________
                                                     (Including Zip Code)
 ___________________________________
            (Including Zip Code)


    _____________________________
       (Tax Identification or
       Social Security Number)
      (See Substitute Form W-9)

 [_] Credit unexchanged Original
 Notes delivered by book-entry
 transfer to the DTC account set
 forth below.

 ___________________________________
       (DTC Account Number, if
             applicable)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                    PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete accompanying Substitute Form W-9)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                            (Signature(s) of Owner)

 Dated:      , 2001

 Name(s): ____________________________________________________________________
                             (Please Type or Print)

 Capacity (full title): ______________________________________________________

 Address: ____________________________________________________________________
                              (Including Zip Code)

 Daytime Area Code and Telephone No.: ________________________________________

 Taxpayer Identification or Social Security No.: _____________________________
                                           (See Substitute Form W-9)

 (If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

                              SIGNATURE GUARANTEE
                         (if required by Instruction 3)

                    FINANCIAL INSTITUTIONS: PLACE MEDALLION
                            GUARANTEE IN SPACE BELOW

 Authorized Signature: _______________________________________________________

 Name: _______________________________________________________________________

 Name of Firm: _______________________________________________________________

 Address: ____________________________________________________________________

 Area Code and Telephone Number: _____________________________________________

 Dated: ______________________________________________________________________

                                 INSTRUCTIONS

                             POTLATCH CORPORATION

   Forming part of the Terms and Conditions of the Offer to Exchange 10.00% Notes due July 15, 2011, which have been registered under the Securities Act of 1933, as amended, for any and all outstanding 10.00% Notes due July 15, 2011.

1. Delivery of This Letter and Original Notes; Guaranteed Delivery Procedures.

   This Letter is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the "Exchange Offer--Procedures for Tendering Original Notes--Valid Tender" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Original Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that it has received and agrees to be bound by the Letter and that the Company may enforce the Letter against the tendering participant. Holders who tender their Original Notes using the DTC ATOP procedures need not submit this Letter.

   Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the "Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, holders may tender their Original Notes if (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby; and
(iii) the certificates or a confirmation of book-entry transfer and a properly completed and signed Letter is delivered to the Exchange Agent within three New York Stock Exchange trading days after execution of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Guarantor Institution must be included in the form described in the notice.

   Delivery of this Letter, the Original Notes and all other required documents by whatever method you choose is at your sole risk. Delivery is complete when the Exchange Agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the Exchange Agent. If delivery is by mail, then registered mail, return receipt requested, properly insured, or an overnight delivery service is recommended. In all cases, please allow sufficient time to ensure timely delivery. If Original Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

   See the "Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer).

   If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled

"Description of Original Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on This Letter; Bond Powers and Endorsements; Guarantee of Signatures.

   If this Letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

   If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

   If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

   When this Letter is signed by the registered holder of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

   If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

   If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

   ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF THE SECURITY TRANSFER AGENT MEDALLION SIGNATURE PROGRAM OR BY ANY OTHER "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

   SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, PROVIDED THE ORIGINAL NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH ORIGINAL NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

4. Special Issuance and Delivery Instructions.

   Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder of Original Notes may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. Tax Identification Number.

   Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of Exchange Notes to such tendering holder may be subject to backup withholding on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

   Exempt holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

   To prevent backup withholding, each tendering holder of Original Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding,
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other similar statement, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain the appropriate form from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. Transfer Taxes.

   The Company will pay the transfer taxes for the exchange of the Original Notes in the Exchange Offer. If, however, Exchange Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than for the exchange of Original Notes in the Exchange Offer, then the tendering holder will pay the transfer taxes. If a tendering holder does not submit satisfactory evidence of payment of taxes or exemption from taxes with the Letter, the taxes will be billed to the tendering holder.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER.

7. Waiver of Conditions.

   The Company reserves the right to waive any or all conditions enumerated in the Prospectus.

8. No Conditional Tenders.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

   Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in tender nor will they be liable for failing to give such notice.

9. Mutilated, Lost, Stolen or Destroyed Original Notes.

   Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Assistance or Additional Copies.

   Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

                        TAXPAYER IDENTIFICATION NUMBER
                              Substitute Form W-9
-------------------------------------------------------------------------------

 Name:_______________________________________________________________________
      (First, middle, last) (If joint names, list both and circle the name of the person or entity whose number you enter in Part I below) Address:____________________________________________________________________
 ____________________________________________________________________________

-------------------------------------------------------------------------------
 Part 1 -- Please provide your          Part 2 -- If you are exempt from
 Taxpayer Identification Number         backup withholding, check here.
 ("TIN") in the space provided below
 and certify by signing and dating
 below.

                                        [_] -- Exempt from backup
                                        withholding

 -------------------------------------
     (Social Security or Employer
        Identification Number)


 Part 3 -- Certification -- Under penalties of perjury, I certify that:

 1. The information provided above on this Substitute Form W-9 is true, complete and correct; and

 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding.

 Signature: __________________________________ Date: _______________________

 Certification Instructions -- You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of undererporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.

 NOTE: Failure to complete and return this Substitute Form W-9 may result in backup withholding of any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

 NOTE: You must complete the following certificate if you are awaiting a Taxpayer Identification Number.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, all reportable payments made to me thereafter may be subject to withholding until I provide a number.

 ---------------------------------          --------------------------
             Signature                                 Date